ASSIGNMENT AND ACCEPTANCE

[Date]

Reference is made to the Amended And Restated Loan And Security Agreement dated to be effective as of September      , 2005 (as amended or supplemented from time to time, the ALOAN AGREEMENT”), by and among MARTEK BIOSCIENCES CORPORATION, a Delaware corporation (“BORROWER”), and MANUFACTURERS AND TRADERS TRUST COMPANY, as ADMINISTRATIVE AGENT, and the LENDERS party thereto. Capitalized terms which are defined in the LOAN AGREEMENT and which are used herein without definition shall have the same meanings herein as in the LOAN AGREEMENT.

     (“ASSIGNOR”) and      (“ASSIGNEE”) agree as follows:

1. The ASSIGNOR hereby sells and assigns to the ASSIGNEE, and the ASSIGNEE hereby purchases and assumes from the ASSIGNOR, as of the EFFECTIVE DATE (as defined below), a      % interest (the “ASSIGNED INTEREST”) in and to the LOAN (“LOAN”) which is held by the ASSIGNOR and in and to all of the ASSIGNOR=S interests, rights and obligations under the LOAN AGREEMENT and other CREDIT DOCUMENTS with respect to the LOAN and the ASSIGNOR thereby retains      % of its interest therein (the “RETAINED INTEREST”) in the LOAN. This Assignment And Acceptance is intended to be a “LENDER ASSIGNMENT.”

2. The ASSIGNOR: (a) represents that, as of the date hereof, (i) its COMMITMENT PERCENTAGE for the LOAN (without giving effect to assignments thereof which have not yet become effective) under the LOAN AGREEMENT and (ii) the outstanding unpaid principal balance of the LOAN (unreduced by any assignments thereof which have not yet become effective) under the LOAN AGREEMENT are each set forth in Section 2 of Schedule I hereto; (b) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the LOAN AGREEMENT or any other CREDIT DOCUMENT or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the LOAN AGREEMENT or of the other CREDIT DOCUMENTS or any other instrument or document furnished pursuant thereto, other than that the ASSIGNOR is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (c) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the BORROWER or the performance or observance by the BORROWER of any of the OBLIGATIONS; and (d) attaches the NOTE presently held by the ASSIGNOR and requests that the ADMINISTRATIVE AGENT and the BORROWER arrange for the exchange of such NOTE for replacement NOTES payable to each of the ASSIGNOR and the ASSIGNEE in accordance with the procedures set forth in the LOAN AGREEMENT, in the following amounts:

Promissory Note
Payable To The Order Of	Principal Amount Of Note
ASSIGNOR	$

ASSIGNEE	$

3. The ASSIGNEE: (a) represents and warrants that it is legally authorized to enter into this Assignment And Acceptance; (b) confirms that it has received a copy of the LOAN AGREEMENT, together with copies of the most recent financial statements delivered pursuant to the requirements of the LOAN AGREEMENT and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment And Acceptance; (c) agrees that it will, independently and without reliance upon the ASSIGNOR or any other LENDER or the ADMINISTRATIVE AGENT and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action in connection with the LOAN or any of the CREDIT DOCUMENTS; (d) confirms that it is an ELIGIBLE ASSIGNEE; (e) appoints and authorizes the ADMINISTRATIVE AGENT to take such action as ADMINISTRATIVE AGENT on its behalf and to exercise such powers pursuant to the CREDIT DOCUMENTS as are delegated to the ADMINISTRATIVE AGENT by the terms thereof, together with such powers as are reasonably incidental thereto; (f) agrees that it will perform all the obligations which by the terms of the LOAN AGREEMENT and the other CREDIT DOCUMENTS are required to be performed by it as a LENDER; and (g) agrees that it will keep confidential all non-public information with respect to the BORROWER obtained pursuant to the CREDIT DOCUMENTS in accordance with the provisions of the LOAN AGREEMENT.

4. The effective date for this Assignment and Acceptance shall be as set forth in Section 1 of Schedule I hereto (the “EFFECTIVE DATE”). Following the execution of this Assignment And Acceptance, it will be delivered to the ADMINISTRATIVE AGENT for consent thereby and acceptance and recording in the REGISTER.

5. Upon such consents, acceptance and recording from and after the EFFECTIVE DATE, (i) the ASSIGNEE shall be deemed to be a party to the LOAN AGREEMENT and the other CREDIT DOCUMENTS to which LENDERS are parties and to the extent provided in this Assignment And Acceptance, have the rights and obligations of a LENDER, and (ii) the ASSIGNOR shall, to the extent provided in this Assignment And Acceptance and the LOAN AGREEMENT, relinquish its rights and be released from its obligations under the LOAN AGREEMENT and the other CREDIT DOCUMENTS.

6. Upon such consents, acceptance and recording, from and after the EFFECTIVE DATE, the ADMINISTRATIVE AGENT shall forward all payments in respect of the interests assigned hereby (including payments of principal, interest, fees and other amounts) directly to the ASSIGNEE. The ASSIGNOR and ASSIGNEE shall make all appropriate adjustments in payments for periods prior to the EFFECTIVE DATE or with respect to the making of this assignment directly between themselves.

7. THIS ASSIGNMENT AND ACCEPTANCE SHALL BE DEEMED TO BE A CONTRACT UNDER SEAL AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF MARYLAND, WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.

ASSIGNOR:

By:		—(SEAL)
Name: _________________
Title: _________________
Commitment Percentage:	—%
Commitment Amount:	$—

ASSIGNEE:

By:		—(SEAL)
Name: _________________
Title: _________________
Commitment Percentage:	—%
Commitment Amount:	$—

Consented to and Accepted:

ADMINISTRATIVE AGENT:

MANUFACTURERS AND TRADERS TRUST COMPANY

By:      (SEAL)
Name:
Title:

BORROWER:

MARTEK BIOSCIENCES CORPORATION

By:      (SEAL)
Name:
Title:

Schedule I
to
Assignment And Acceptance

1. Effective Date

2. Assignor’s Interest Prior to Assignment

(a) Commitment Percentage

of Assignor      %

(b) Commitment Amount

of Assignor $

3. Assigned Interest (from paragraph 1

of Assignment And Acceptance)      %

4. Assignee’s Extensions of Credit After Effective Date

(a) Commitment Percentage      %

Acquired by Assignee

(b) Commitment Amount Acquired By Assignee

(line 2(b) multiplied by line 3) $

5. Retained Interest of Assignor after Effective Date

(a) Commitment Percentage

Retained by Assignor (from Paragraph 1 of Assignment And Acceptance)%

(d) Commitment Amount Retained by Assignor

(line 2(b) multiplied by line 5(a)) $